                                   PLEDGE AGREEMENT


         PLEDGE AGREEMENT dated as of August 18, 1997 between PAKISTAN WIRELESS HOLDINGS LIMITED, a private company formed under the laws of Mauritius (the "PLEDGOR"), and TORONTO DOMINION INVESTMENTS, INC., as agent (in such capacity, together with its successors in such capacity, the "AGENT") for the Lenders, as that term is defined in the Loan Agreement dated as of the date of this Agreement among the Pledgor and the Initial Lenders named therein (as the same may be amended, modified, restated or supplemented from time to time, the "LOAN AGREEMENT"). Capitalized terms used but not defined herein have the meanings given to such terms in the Loan Agreement.

         The Initial Lenders have agreed to make certain loans to the Pledgor pursuant to, and subject to the terms and conditions specified in, the Loan Agreement. The obligation of the Initial Lenders to lend under the Loan Agreement are conditioned on, among other things, the execution and delivery by the Pledgor of this Agreement.

         Accordingly, the Pledgor and the Agent, on behalf of itself and the Lenders as holders of the Obligations, hereby agree as follows:

         SECTION 1. PLEDGE. As security for the timely payment and performance in full of the obligations of the Pledgor under this Agreement and the other Loan Documents (the "OBLIGATIONS"), the Pledgor hereby transfers, hypothecates, pledges, sets over and delivers unto the Agent, and grants to the Agent (for the benefit of the Lenders) a security interest in, all right, title and interest the Pledgor now has or hereafter acquires in (a) the securities described on the attached Schedule of Pledged Securities and all securities of any of Pledgor's Subsidiaries or of any Investee obtained in the future by the Pledgor and the certificates representing or evidencing all such securities (the "PLEDGED STOCK"); (b) all other property which may be delivered to and held by the Agent pursuant to the terms hereof; (c) all payments of principal or interest, dividends, cash, instruments and other property or any Distribution from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of the securities and other property referred to in clause (a) or clause (b) above; (d) except as provided in Section 5, all rights and privileges of the Pledgor with respect to the securities and other property referred to in clauses (a), (b) and (c) above; and (e) all proceeds of any of the foregoing (the items referred to in clauses (a) through (e) being collectively called the "COLLATERAL"). Upon delivery to the Agent,
(i) any share certificates, notes or other securities or instruments now or hereafter included in the Collateral (the "PLEDGED SECURITIES") will be duly endorsed to the Agent or accompanied by stock powers duly executed in blank or other instruments of transfer satisfactory to the Agent and by such other instruments and documents as the Agent may reasonably request, and (ii) all other property comprising part of the Collateral will be accompanied by proper instruments of assignment duly executed by the Pledgor and such other instruments or documents as the Agent may reasonably request. Each delivery of Pledged Securities will be accompanied by a schedule describing the securities theretofore and then being pledged hereunder, which schedule will be attached to this Agreement and made a part hereof. Each schedule so delivered will supersede any prior schedules so delivered.

         SECTION 2. DELIVERY OF THE COLLATERAL. The Pledgor agrees to promptly deliver or cause to be delivered to the Agent any and all Pledged Securities, and any and all certificates or other instruments or documents representing the Collateral.

         SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Pledgor hereby represents, warrants and covenants to and with the Agent that:

         (a)  except for the security interest granted hereunder,  the Pledgor
(i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Stock, (ii) holds the same free and clear of all Liens, (iii) except any other Permitted Lien, will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest or other Lien with respect to, the Collateral, (iv) will cause all securities included within the Collateral to be certificated securities, and (v) will cause any and all certificates, instruments or other documents representing or evidencing Collateral to be forthwith deposited with the Agent and pledged or assigned hereunder;

         (b) by virtue of the execution and delivery by Pledgor of this Agreement, when the Pledged Securities are delivered to the Agent in accordance with this Agreement, the Agent will obtain a valid, legal and perfected first priority lien upon and security interest in such Pledged Securities as security for the repayment of the Obligations, free and clear of all Liens (other than other Permitted Liens);

         (c) the pledge effected hereby is effective to vest in the Agent, for the benefit of the Agent and the Lenders, the rights of the Agent in the Collateral as set forth herein; and

         (d) the Pledgor will cause each of its Subsidiaries and each Investee not to issue to the Pledgor any Equity Securities or other securities unless such securities are concurrently pledged and delivered to the Agent hereunder.

         SECTION 4.     REGISTRATION IN NOMINEE NAME; DENOMINATIONS.  The
Agent, on behalf of the Lenders, will have the right (in its sole and absolute discretion), to the extent permitted under the Newco Shareholders Agreement, to hold the Pledged Securities in its own name, the name of its nominee or the name of the Pledgor, endorsed or assigned in blank or in favor of the Agent. The Pledgor will promptly give to the Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of the Pledgor. The Pledgor will take all actions as may be necessary so that the Agent will at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purposes consistent with this Pledge Agreement. If, and to the extent that, the Pledged Securities of Newco are held in the name of the Agent or its nominee, the Agent agrees that, notwithstanding such registration arrangement, so long as no Event of Default is continuing, Pledgor will be entitled to exercise all rights granted to Pledgor under the Newco Shareholders Agreement, including purchasing Newco shares owned by other Newco shareholders in accordance with the terms of the Newco Shareholders Agreement.

         SECTION 5.     VOTING RIGHTS; DIVIDENDS AND INTEREST; ETC.

         (a)  Except as provided in paragraphs (b) and (c) of this Section 5:

              (i) The Pledgor will be entitled to exercise any and all voting rights accruing to it as the owner of Pledged Securities for any purpose consistent with the terms of this Agreement, the Loan Agreement and the other Loan Documents, so long as such exercise of rights could not reasonably be expected to adversely affect the rights and remedies of the Agent or the Lenders under this Agreement or the other Loan Documents or the ability of the Agent or the Lenders to exercise the same.

              (ii) The Agent will execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, all such proxies, powers of attorney, and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting rights which it is entitled to exercise pursuant to subparagraph (i) above.

              (iii) The Pledgor will be entitled to receive and retain any and all cash Distributions paid in respect of the Pledged Securities to the extent and only to the extent that the proceeds of such cash Distributions are paid and applied in accordance with the terms and conditions of the Loan Agreement and applicable laws. All other payments, dividends and Distributions made on or in respect of Pledged Securities, whether paid or payable in cash, securities or other property, and whether resulting from a subdivision, combination or reclassification of the outstanding securities of the issuer of any Pledged Securities or received in exchange for or in redemption of Pledged Securities or any part thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, will be and become part of the Collateral and, if received by the Pledgor, will not be commingled by the Pledgor with any of its other funds or property but will be held separate and apart therefrom in trust for the benefit of the Agent and will be delivered to the Agent in the same form as so received (with any necessary endorsement and/or instruments of transfer, as the Agent may request).

         (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to Distributions which the Pledgor is authorized to receive pursuant to subparagraph (a)(iii) of this Section 5 will cease, and all such rights will thereupon become vested in the Agent, who will have the sole and exclusive right and authority to receive and retain such Distributions, which the Agent will apply to the Obligations as provided in
Section 8. All Distributions which are received by the Pledgor contrary to the provisions of this paragraph 5(b) will be received in trust for the benefit of the Agent and the Lenders, will be segregated from other property or funds of the Pledgor and will be immediately delivered to the Agent in the same form as so received (with any necessary endorsement and/or instruments of transfer, as the Agent may request). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 5(b) will be deposited by the Agent in an account to be established by the Agent for the benefit of the Agent and the Lenders upon receipt of such money or other property and will be applied in accordance with the provisions of Section 8.

         (c) Upon written notice to that effect by the Agent to the Pledgor after the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting rights which it is entitled to exercise pursuant to subparagraph (a)(i) of this Section 5 will cease, and all such rights will thereupon become vested in the Agent, which will have the sole and exclusive right (but not the obligation) and authority to exercise such voting rights. The Pledgor will execute and deliver to the Agent, all such proxies, powers of attorney, and other instruments as the Agent will request for the purpose of enabling the Agent to exercise the voting rights which it is entitled to exercise pursuant to this Section 5(c) during the continuance of any Event of Default.

         SECTION 6. DISPOSITION OF PLEDGED SECURITIES. Notwithstanding any other term hereof or any other Loan Document, the Agent agrees that Pledgor shall have the right to transfer or otherwise dispose of any or all of the Pledged Securities of Newco as may be required by the terms of the Newco Shareholders Agreement or the IWC Group Agreement, whether or not an Event of Default then exists, provided that Pledgor, concurrent with such transfer or disposition, delivers to the Agent, as Collateral hereunder or under the Security Agreement, the property received for such Pledged Securities of Newco. The Agent acknowledges that if Pledgor fails to exercise its right of first offer under the Newco Shareholders Agreement to acquire additional securities of Newco, and other Newco shareholders or parties acquire such declined securities of Newco, such securities shall not be deemed for any purpose hereof or any other Loan Document to be Pledged Securities or Collateral.

         SECTION 7. REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of an Event of Default, whether or not all of the Obligations have become due and payable, in addition to its rights under the Loan Agreement or any other Loan Document:

         (a) The Agent will have all of the rights and remedies with respect to the Collateral of a secured party under the UCC (whether or not the UCC is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under any applicable law in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including the right, to the maximum extent permitted by applicable law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Pledgor agrees to take all such action as may be appropriate to give effect to such right);

         (b) The Agent in its discretion may, in its name or in the name of the Pledgor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but will be under no obligation to do so; and

         (c) The Agent may, upon not fewer than ten days' prior written notice to the Pledgor and subject to the terms of the final paragraph of this
Section 7(c), with respect to the Collateral or any part thereof which is then or may thereafter come into the possession, custody or control of the Agent, the Lenders, or any of their respective agents, sell, lease, assign or otherwise dispose of all or part of such Collateral, at such place or places as the Agent deems appropriate, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and the Agent or any Lender or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise) of the Pledgor, any such demand, notice and right or equity being hereby expressly waived and released. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

         The Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state or other securities laws, the Agent may be compelled or deem it advisable, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof, or who will agree to other restrictions which the Agent may deem to be appropriate. The Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale will be deemed to have been made in a commercially reasonable manner and that the Agent will have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit registration such Collateral for public sale.

         The Agent acknowledges that the Pledged Securities of Newco are subject to the Newco Shareholders Agreement and the IWC Group Agreement and that any exercise of the Agent's rights and remedies with respect to such Pledged Securities must be in accordance with the terms and conditions set forth in the Newco Shareholders Agreement and the IWC Group Agreement regarding disposition of such Pledged Securities, including, but not limited to, (i) the right of first offer of Vanguard Pakistan to acquire such Pledged Securities in the event of a bankruptcy proceeding involving IWCH, (ii) the tag along rights granted to Vanguard Pakistan with respect to any sale of such Pledged Securities, (iii) the right of other Newco shareholders to purchase such Pledged Securities in the event that Pledgor fails to make certain loans or capital contributions to Newco, and (iv) the right of first refusal of other Newco shareholders with respect to sales of such Pledged Securities. The Agent further agrees that any purchaser of such Pledged Securities through the exercise of the Agent's rights and remedies hereunder (including the Agent or any of the Lenders) shall take such Pledged Securities subject to the terms and conditions of the Newco Shareholders Agreement and the IWC Group Agreement; PROVIDED, HOWEVER, that such purchaser shall not succeed to the Pledgor's rights of first offer under the Newco Shareholders Agreement. The Pledgor acknowledges that the Agent's disposition of the Pledged Securities of Newco in accordance with the terms of the Newco Shareholders

Agreement, the IWC Group Agreement and this paragraph may be at prices and on terms less favorable than those that would be obtained in connection with dispositions not made in accordance with the Newco Shareholders Agreement, the IWC Group Agreement and this paragraph and, notwithstanding the foregoing, agrees that such dispositions so limited by the terms of the Newco Shareholders Agreement, the IWC Group Agreement and this paragraph will be deemed to have been made in a commercially reasonable manner.

         SECTION 8. APPLICATION OF PROCEEDS OF SALE. The proceeds of any sale of Collateral pursuant to Section 7, as well as any Collateral consisting of cash, will be applied by the Agent as follows:

         FIRST, to the payment of all costs and expenses incurred by the Agent in connection with such sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Agent hereunder on behalf of the Pledgor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder;

         SECOND, to the payment in full of all unpaid accrued interest on the Notes, pro rata among the Lenders in accordance with the amount of unpaid accrued interest on the Notes held by them;

         THIRD, to the payment in full of the unpaid principal of the Notes, pro rata among the Lenders in accordance with the unpaid principal amount of the Notes held by them;

         FOURTH, to the payment in full of the Obligations (other than those referred to above), pro rata among the Persons to whom such Obligations are owed in accordance with the aggregate amount of such Obligations owing to such Persons; and

         FIFTH, to the Pledgor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

         SECTION 9. AGENT APPOINTED ATTORNEY-IN-FACT. Except as otherwise provided herein, the Pledgor hereby appoints the Agent the attorney-in-fact of the Pledgor for the purposes of carrying out the provisions of this Agreement or taking any action or executing any instrument which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent will have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Agent's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due under or by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor constituting Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained will be construed as requiring or obligating the Agent or any Lender to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the monies due or to become due in respect thereof or any property covered thereby, and no action taken by the Agent or omitted to be taken with respect to the Collateral or any part thereof will give rise to any defense, counterclaim or offset in favor of any Pledgor or to any claim or action against the Agent. The Agent acknowledges that the power of attorney granted to it under this Section 9 will not give it the right, except during the continuance of an Event of Default, to exercise any of the rights granted to the Pledgor under the Newco Shareholders Agreement, other than the right to sell or otherwise dispose of the Pledged Securities of Newco in accordance with the terms of the Newco Shareholders Agreement.

         SECTION 10. NO WAIVER. No failure on the part of the Agent to exercise, and no delay in exercising, any right, power or remedy hereunder will operate as a waiver thereof, nor will any single or partial exercise of any such right, power or remedy by the Agent preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. The Agent and the Lenders will not be deemed to have waived any rights hereunder or under any other agreement or instrument unless such waiver is in writing and signed by the Agent and Requisite Noteholders.

         SECTION 11. SECURITY INTEREST ABSOLUTE. All rights of the Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgor hereunder will be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from any other Loan Document or any other agreement or instrument, (c) any exchange, release, amendment or waiver of, or consent to or departure from, any guaranty for all or any of the Obligations or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or in respect of this Agreement.

         SECTION 12. FURTHER ASSURANCES. The Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Agent may at any time request in connection with the administration and enforcement of this Agreement, with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Agent its rights and remedies hereunder.

         SECTION 13. FEES AND EXPENSES. The Pledgor agrees to pay upon demand to the Agent (for the account of the Lenders, if appropriate) the amount of any and all expenses, including the fees and expenses of its counsel and of any experts or agents, and any other amount in respect of the Pledged Stock or other Collateral, which the Agent or any Lender may incur or pay in connection with the administration of this Agreement, the custody or preservation of, or

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the sale of, collection from, or other realization upon, any of the Collateral, the exercise or enforcement of any of the rights of the Agent hereunder, the failure by the Pledgor to perform or observe any of the provisions hereof, or otherwise, including any contribution of capital to any other Person which in the Agent's sole discretion may be required or reasonably necessary to preserve any right with respect to, or the value of, any Collateral (including any contribution to the capital of Newco which in the Agent's sole discretion may be required of the Pledgor or reasonably necessary pursuant to the Newco Shareholders Agreement or otherwise), any which contribution the Agent or any Lender is authorized, but will not be required, to make on the Pledgor's behalf. Any such amounts payable as provided hereunder or thereunder will be additional Obligations secured by this Agreement and the other Loan Documents.

         SECTION 14. BINDING AGREEMENT; ASSIGNMENTS. This Agreement, and the terms, covenants and conditions hereof, will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that the Pledgor will not be permitted to assign this Agreement or any interest herein or in the Collateral or any part thereof, or otherwise pledge, encumber or grant any option with respect to the Collateral or any part thereof, or any cash or property held by or required to be delivered to the Agent as Collateral under this Agreement, except with the prior written consent of the Agent and Requisite Lenders.

         SECTION 15. HOLIDAYS. Whenever any payment or action to be made or taken under this Agreement is stated to be due or required to be taken on a day which is not a Business Day, such payment or action will be made or taken on the next following Business Day, and such extension of time will be included in computing interest or fees, if any, in connection with such payment or action.

         SECTION 16. NOTICES. All notices and other communications given to or made upon any party hereto in connection with this Agreement will, except as otherwise expressly provided herein, be in writing and mailed, telecopied or delivered by hand or by reputable overnight courier service to the respective parties, as follows:

          Pledgor: c/o International Wireless Communications, Inc.
                   400 S. El Camino Real
                   Suite 1275
                   San Mateo, CA 94402
                   Attention: John D. Lockton
                   Telecopy: (415) 548-1842

         WITH A COPY (WHICH WILL NOT CONSTITUTE NOTICE) TO:

                   Brooks Stough, Esq.
                   Gunderson Dettmer Stough Villeneuve
                   Franklin & Hachigan, LLP
                   155 Constitution Drive
                   Menlo Park, CA 94025
                   Telecopy: (415) 343-7502

          Agent:   Toronto Dominion Investments, Inc.
                   909 Fanin Street
                   Suite 1700
                   Houston, TX 77010
                   Attention:  Martha Gariepy
                   Telecopy:  (713) 652-2647

         WITH COPIES (WHICH WILL NOT CONSTITUTE NOTICE) TO:

                   Toronto Dominion Investments, Inc.
                   31 West 52nd Street, 20th Floor
                   New York, NY 10019
                   Attention: Brian A. Rich
                   Telecopy: (212) 974-8429

                   and

                   John Kuehn
                   Kirkland & Ellis
                   153 E. 53rd Street
                   New York, NY 10022
                   Telecopy: (212) 446-4900

or in accordance with any subsequent written direction from the recipient party to the sending party made in accordance with this Section 16. All such notices and other communications will, except as otherwise expressly provided in this Agreement, be effective upon (a) delivery if delivered by hand; (b) on the Business Day after deposited with a reputable overnight courier service, delivery charges prepaid; (c) on the third Business Day after deposited in the mail, postage prepaid; or (d) in the case of telecopy, when received.

         SECTION 17. SURVIVAL. All representations, warranties, covenants and agreements of the Pledgor contained in this Agreement or made in writing in connection herewith will survive the execution and delivery of this Agreement, the making of the Loans hereunder and the issuance of the Notes. The provisions of Sections 10 through 27 will survive repayment of the Loans and the other amounts payable to the Lenders under this Agreement and the other Loan Documents and the termination of this Agreement and the other Loan Documents.

         SECTION 18.    GOVERNING LAW; WAIVERS AND JURISDICTION.

         (a) GOVERNING LAW. This Agreement will in all respects be governed by, and construed and enforced in accordance with, the laws of the State of California, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California, except that the filing, perfection, effect of perfection and enforcement of security interests and liens under this Agreement in other jurisdictions will be governed by the laws of the applicable jurisdictions in accordance with the UCC as in effect in the State of California.

         (b) WAIVERS. To the extent permitted by law, each party hereto hereby waives personal service of any and all process upon it in connection with this Agreement and agrees that all such service of process may be made as provided in Section 16, and service so made will be deemed to be completed as provided in Section 16. In addition, the Pledgor and the Agent each hereby waives trial by jury, any objections based on FORUM NON CONVENIENS and any objections to venue of any action arising out of, connected with, related to or incidental to the transactions contemplated by or the relationships established in connection with this Agreement.

         (c) EXCLUSIVE JURISDICTION. Except as provided in Section 18(d), all disputes between the Pledgor and the Agent arising out of, connected with, related to or incidental to the transactions contemplated by or the relationship established between them in connection with this Agreement, and whether arising in contract, tort, equity or otherwise, will be resolved only by state or federal courts located in New York County, New York, and the Pledgor and the Agent hereby consent and submit to the jurisdiction of any state or federal court located within such county and state. The Pledgor and the Agent acknowledge, however, that any appeals from those courts may be required to be heard by a court located outside of New York County, New York. The Pledgor and the Agent waive in all disputes any objection that they may have to the location of the court considering the dispute. Nothing in this Section 18 will affect the right of the Pledgor or the Agent to serve legal process in any other manner permitted by law or affect the right of the Agent to bring any action or proceeding against the Pledgor or its property in the courts of any other jurisdiction.

         (d) OTHER JURISDICTIONS. The Pledgor and the Agent agree that the other of them will have the right to proceed against it in a court in any location to enable the proceeding Person to enforce a judgment or other court order obtained in any proceeding brought in accordance with Section 18(c) and entered in favor of the proceeding Person. The Pledgor and the Agent waive any objection that they may have to the location of the court in which the other of them has commenced a proceeding described in this Section 18(d).

         SECTION 19. HEREIN, ETC. Words such as "herein," "hereunder," "hereof" and the like will be deemed to refer to this Agreement as a whole and not to any particular document or Article, Section or other portion of a document. Section, clause, Exhibit and Schedule references contained in this Agreement are references to Sections, clauses, Exhibits and Schedules in or attached to this Agreement, unless otherwise specified. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form. As used in this Agreement, the terms "knowledge" or "aware" will include the actual knowledge and awareness of the Person in question, and the knowledge and awareness that such Person would have obtained after making reasonable inquiry and exercising reasonable diligence with respect to the matter in question. Whenever the term "including" is used in this Agreement (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) in connection with a listing of items within a particular classification, that listing will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive listing of, the items within that classification. Each reference in this Agreement to any law will be deemed to include such law as it hereafter may be amended, supplemented or modified from time to time and any successor thereto.

         SECTION 20. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law in any jurisdiction, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating any other provision of this Agreement or any other Loan Document.

         SECTION 21. HEADINGS. Section and subsection headings in this Agreement are included for convenience of reference only and will not constitute a part of this Agreement for any other purpose.

         SECTION 22. COUNTERPARTS. This Agreement may be executed in multiple counterparts and by any party hereto or thereto on separate counterparts, each of which, when so executed and delivered, will be an original, but all such counterparts will together constitute one and the same instrument.

         SECTION 23.    INDEMNIFICATION.   In consideration of the Agent's
execution and delivery of this Agreement and the Initial Lenders' making of the Loans, and in addition to all other obligations of the Pledgor under this Agreement and the other Loan Documents, the Pledgor will defend, protect, indemnify and hold harmless the Agent and all of its officers, directors, employees and agents (including those retained in connection with the transactions contemplated by this Agreement and the other Loan Documents) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements, but excluding claims and losses arising from such Indemnitee's breach hereof or thereof or such Indemnitee's gross negligence or willful misconduct (the "INDEMNIFIED LIABILITIES"), incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (i) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the Loans, (ii) the execution, delivery, performance or enforcement of this Agreement, the Notes or the other Loan Documents and any instrument, document or agreement executed pursuant hereto by any of the Indemnitees or (iii) the Agent's status as an agent of the Lenders. To the extent that the foregoing undertaking by the Pledgor may be unenforceable for any reason, the Pledgor will make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. To the extent that the undertaking to indemnify, pay and hold harmless by the Pledgor under this Section 23 may be unenforceable because it violates any law or public policy, the Pledgor will contribute the maximum portion that it is permitted to pay and satisfy under applicable law or public policy to the payment and satisfaction of all Indemnified Liabilities incurred by the Indemnities or any of them.

         SECTION 24. PAYMENT SET ASIDE. To the extent the Pledgor makes a payment or payments to any Lender or Agent hereunder or under the Notes or any other Loan Document or any Lender or Agent enforces its security interests or rights or exercises its right or setoff hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Pledgor, a trustee, receiver or any other Person under any law (including any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied and all Liens created under this Agreement will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         SECTION 25. COMPLETE AGREEMENT. Except as otherwise expressly set forth herein, this Agreement, the Notes and the other Loan Documents embody the complete agreement and understanding of the parties hereto and thereto and supersede and preempt any prior understandings, agreements or representations by or among the parties, whether written or oral, which may have related to the subject matter hereof in any way, and such agreements may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral discussions or understandings of the parties. The parties hereto acknowledge and agree there are no oral understandings or agreements between them with respect to the subject matter hereof or thereof.

         SECTION 26. NO STRICT CONSTRUCTION. The language used in this Agreement and the other Loan Documents will be deemed to be the language chosen by the parties to express their mutual intent. In the event an ambiguity or question of intent or interpretation arises, this Agreement and the other Loan Documents will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any Person by virtue of the authorship of any of the provisions of this Agreement or any other Loan Document.

         SECTION 27.    TERMINATION.

         (a) This Agreement and the pledges and security interests granted hereby will terminate when all the Obligations have been indefeasibly paid in full, at which time the Agent will execute and deliver to the Pledgor all Uniform Commercial Code termination statements and similar documents prepared by the Pledgor which the Pledgor may reasonably request to evidence such termination.

         (b) Notwithstanding anything to the contrary contained in this Agreement, this Agreement will remain in full force and effect and continue to be effective should any petition be filed by or against the Pledgor for liquidation or reorganization, should the Pledgor become insolvent or make an assignment for any benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Pledgor's assets, and will continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the obligations, whether as a "voidable, preference," "fraudulent conveyance" or otherwise, all as though such payment, or any part thereof, is rescinded, reduced, restored or returned.

                                      * * * * *

         IN WITNESS WHEREOF, the parties hereto have duly executed this Pledge Agreement, or caused this Pledge Agreement to be duly executed, as of the day and year first above written.


                                            PAKISTAN WIRELESS HOLDINGS LIMITED


                                            By: /s/ Douglas S. Sinclair
                                               -------------------------------


                                            Its:
                                               -------------------------------


                                            TORONTO DOMINION INVESTMENTS, INC.,
                                                    as Agent


                                            By: /s/ Martha L. Gariepy
                                               -------------------------------

                                            Its:
                                               -------------------------------

                                      SCHEDULE I


ISSUER                          CERTIFICATE NO.                  QUANTITY
------                          ---------------                  --------

Newco                                 --                            --